SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to section 13 or 15 (d) of the Securities Exchange Act


                                  June 26, 2000
                         --------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                           RECOM MANAGED SYSTEMS, INC.
                     --------------------------------------
                    (Exact Name as Specified in its Charter)



              Delaware                 33-11795               84-0441351
         -----------------          --------------        -------------------
         (State or other             (Commission          (I.R.S. Employer
         jurisdiction of             File Number)         Identification No.)
          incorporation)

                             2412 PROFESSIONAL DRIVE
                               ROSEVILLE, CA 95661
                    ----------------------------------------
                    (Address of principal executive offices)


                                  916/789-2022
                          -----------------------------
                          Registrant's telephone number

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On June 26, 2000, the Registrant filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. The filing was made in the Eastern District of California, Sacramento Division (Case No. 00-27398-B-11). The Registrant plans to submit a plan of reorganization in approximately 30 days. The current officers and directors will continue to manage the affairs of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS and EXHIBITS

         (c)      Exhibits

                  Press Release dated June 30, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RECOM MANAGED SYSTEMS, INC.



Dated:  June 30, 2000                    /s/ JACK EPPERSON
                                             ---------------------------------
                                             Jack Epperson, CEO
                                            (Authorized Officer and Principal
                                             Financial Officer)